Statement of Additional Information (SAI) Supplement American Century Quantitative Equity Funds, Inc.
Supplement dated March 25, 2023 ■ Statement of Additional Information dated November 1, 2022

The changes below will be effective as of March 31, 2023.

The entries for Steven Rossi on pages 34 and 37 are deleted.

The following entry replaces the entry for Yulin Long in the Accounts Managed table on page 34 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Yulin Long[1]	Number of Accounts	9	0	0
	Assets	$7.3 billion[2]	0	0
1 Information provided as of March 20, 2023.
2 Includes $2.2 billion in Disciplined Core Value; $823.9 million in Disciplined Growth; $1.6 billion in Equity Growth; $593.1 million in Global Gold; $146.2 million in Small Company and $282.7 million in Utilities.

The following entries are added in the Ownership of Securities table on page 37 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Equity Growth
Yulin Long[1]	A
Small Company
Yulin Long[1]	C
1 Information provided as of March 20, 2023.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98052 2303